1 EARNINGS PRESENTATION 2Q 2021 A u g u s t 5 , 2 0 2 1

2 DISCLAIMER This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements related to our digital transformation. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the duration and severity of the current novel coronavirus (COVID-19) pandemic, and its impact on the global market, economic and environmental conditions generally and in the digital and communications technology, wellness infrastructure and hospitality real estate, other commercial real estate equity and debt, and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments; whether we will successfully execute our strategic transformation to become a digital infrastructure and real estate focused company within the timeframe contemplated or at all, and the impact of such transformation on the Company's legacy portfolios and assets, including whether such transformation will be consistent with the Company’s REIT status; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the Company's ability to complete anticipated monetizations of non-core assets within the timeframe and on the terms contemplated, if at all; the impact of the completion of the sale of the Company's hospitality portfolios and whether we will realize the anticipated benefits of our exit from our hospitality business; the impact of completed or anticipated initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our company's growth and earnings profile; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital Other and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; the ability to realize anticipated strategic and financial benefits from terminating the management agreement with Brightspire Capital, Inc. (NYSE:BRSP; formerly, Colony Credit Real Estate, Inc. or CLNC); the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy any proceeds received from the sale of our non-digital or other legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as BRSP) to execute their business strategies; BRSP's trading price and its impact on the carrying value of the Company's investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the impact of adverse conditions affecting a specific asset class in which we have investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; stability of the capital structure of our wellness infrastructure portfolio and remaining hospitality portfolio; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the COVID-19 pandemic, and the impact on the commercial real estate or real-estate related sectors; the impact of legislative, regulatory and competitive changes; actions, initiatives and policies of the U.S. and non-U.S. governments and changes to U.S. or non-U.S. government policies and the execution and impact of these actions, initiatives and policies; whether we will maintain our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to do so; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, each under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. The Company has not independently verified such statistics or data. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially.

3 AGENDA 1. Corporate Overview 2. 2Q Highlights 3. Financial Results 4. Executing the Digital Playbook 5. Q&A

4 1 CORPORATE OVERVIEW

5 A LEADING GLOBAL DIGITAL INFRASTRUCTURE REIT DigitalBridge is the only dedicated, global-scale digital infrastructure firm investing across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure. This unique investment strategy gives investors exposure across an evolving digital ecosystem. Digital Infrastructure Investment Team With Over 25 Years of Experience Converged, next-gen networks built for speed and performance Proprietary ideas and investments rooted in deep industry relationships $35B Assets Under Management1 22 Digital Portfolio Companies (1) As of 6/30/21

THE DIGITALBRIDGE DIFFERENCE: INVESTOR–OPERATOR–BUILDER

With a heritage of investing capital efficiently, operating digital assets, and building businesses, we take an innovative approach to growth and value creation on behalf of our customers and investors



DIGITAL INFRASTRUCTURE
ASSET MANAGERS/ INVESTORS
DIGITAL REITs
Blackstone
Brookfield
KKR
DIGITALBRIDGE
AMERICAN TOWER
CROWN CASTLE
EQUINIX
DIGITAL REALTY
DigitalBridge Digital Infrastructure Assets
Tower Assets
~30,000
Active Sites
Small Cells Assets
> 80,000
Nodes
Data Centers
>100
Enterprise & Hyperscale
Fiber Assets
> 130,000
Route Miles
Edge Infrastructure
> 400
Edge Facilities
DigitalBridge Portfolio Companies
atp
mtp
DIGITA
verticalbridge
HIGHLINE
mtp
edgepoint
extenet
FreshWave
boingo
AGILE
aptum
DATABANK
VANTAGE
VANTAGE
VANTAGE
SCALA
PCCW
beanfield
zayo
AtlasEdge

DigitalBridge actively invests and operates 22 portfolio and affiliated companies across the digital infrastructure ecosystem

DIGITALBRIDGE
6

7 MACRO: INCREASED DEMAND FOR DIGITAL INFRA Infrastructure supply remains insufficient today to meet the ever-growing requirements of a connected global economy shifting to all things digital GSMA – Global Mobile Capex Capex, 2020–2025 (billion) $1.1T Worldwide in Mobile Capex Over $1.3T on Global Data Center Capex 5x Global Network Traffic THE NEXT 5 YEARS Source: Ericsson Mobility 2021 Report Source: GSMA The Global Mobile Economy 2020 Sources: Credit Suisse, Dell’Oro

MICRO: DEMAND FOR CONNECTIVITY CONTINUES TO SOAR

As the global economy emerges from the pandemic, the digital boom sparked by lockdowns looks set to continue with companies who rely on digital infrastructure growing faster than ever

Apple

$81B

Revenue

Records Best Second Quarter Ever[1]

iPhone sales soared 53% in the quarter to ~ $40B, while revenue from Apple services, jumped 33% to $17.5B

Google

$62B

Revenue

GOOGL beats earnings and revenue expectations[1]

Google advertising revenue rose 68.9% compared to the year-ago quarter

YouTube revenue came in over $7 billion, up 83% from last year, drawing close to Netflix's quarterly revenue, which was $7.34 billion.

Microsoft

$43B

Revenue

Microsoft bests earnings estimates[1]

Dawn of a **second wave of digital transformation sweeping every company and every industry**

Azure revenue grew 51% driven by strong demand for cloud services facebook

$29B

Revenue

Facebook surpassed estimates[1]

Facebook's **revenue grew by 56% year over year in the second quarter**. It's the fastest growth since 2016.

Operating profit grew over 100% to $12.4B.

GLOBAL MIGRATION TO DIGITAL

Pandemic accelerated investment at least 10 yrs

Digital adoption has taken a quantum leap at both the organizational and industry levels

Key Takeaways

Sources: Company filings

DIGITALBRIDGE

8

FASTEST GROWING DIGITAL REIT

Since 1Q20, DigitalBridge has increased its digital asset base by ~70%, acquiring over $14B of Digital AUM

2020

zayo GROUP
5th largest media & communications LBO

VANTAGE DATA CENTERS
12 world class North American hyperscale data centers

VANTAGE DATA CENTERS
Vantage Europe embarks upon USD $2 billion European expansion; enters five new European markets

HIGHLINE
Acquired telecom infrastructure firm Phoenix Tower do Brasil, adding +2,500 active sites to Highline

SCALA DATA CENTERS
A Latin American hyperscale data center platform

Wildstone
Premium outdoor media assets

zColo
DataBank acquires zColo, adding 44 data centers

2021 YTD

VANTAGE TOWERS
Cornerstone investor in the IPO of Vodafone's tower business spin-off boingo
Leading US indoor/venue wireless solutions provider

AtlasEdge DATA CENTRES
European Edge data center business

AGILE DATA CENTERS
Asia Pacific hyperscale platform

edgepoint infrastructure
Leading US indoor/venue wireless solutions provider

PCCW 電訊盈科 DATA CENTERS
Leading Hong Kong-based data center business with significant expansion capacity to serve strong regional demand

WE ARE NOT DONE FOR 2021

$20.6B AUM & $7.7B FEEUM in 1Q20 grows to $35B AUM & $14.5B FEEUM in 2Q21

DIGITALBRIDGE
9

DIGITALBRIDGE – INVESTING ON A GLOBAL SCALE

22 portfolio companies....already investing actively out of DCP II with commitments of over $4 billion, leveraging DigitalBridge's deep operating expertise and global presence



DATA BANK
United States
VANTAGE DATA CENTERS
United States, Canada
beanfield
Canada
aptum
Canada, U.S. and U.K.
FreshWave Group
U.K.
DIGITA
Finland
verticalbridge
United States
extenet SYSTEMS
United States
zayo
North America, Europe
Wildstone
U.K.
AtlasEdge
Europe
edgepoint infrastructure
Asia
LANDMARK DIVIDEND
United States
VANTAGE DATA CENTERS YIELDCO
United States, Canada
boingo
North America
VANTAGE DATA CENTERS EUROPE
Europe
VANTAGE TOWERS
Europe
PCCW 電訊盈科 DATA CENTERS
Asia
AGILE DATA CENTERS
Asia
mtp
Mexico
HIGHLINE
Brazil
atp
Colombia, Peru & Chile
SCALA
Brazil
DIGITALBRIDGE
1 Boca Raton DigitalBridge HQ
2 New York
3 Los Angeles
4 London
5 Singapore

Note: This map is not inclusive of other secondary DigitalBridge offices.

DIGITALBRIDGE
10

11 2 2Q HIGHLIGHTS

NEW PLATFORM INVESTMENTS ADVANCE STRATEGIC VISION

Investments announced or closed in 2Q21 highlight DigitalBridge's expanding global scope and leadership investing in next generation networks that support the proliferation of 5G and IOT enabled devices

Towers | Small Cells | Data Centers | Fiber | Launched: Edge Infrastructure

Next-Generation Networks

boingo — United States, *Small Cells / DAS*

- Leading US indoor/venue wireless solutions provider
- DCP II take-private investment at $14/share, $840M TEV
- Leveraged to emerging demand for converged indoor wireless solutions (5G, Wifi6, CBRS)

AtlasEdge — *Europe, Edge Data Centers*

- European 'edge infrastructure' joint venture with Liberty Global
- Emerging digital infra vertical blends various elements of traditional digital infra
- Designed to bring connectivity closer to consumers and enterprises, driving down latency and improving customer experience
- Significant opportunities to extend reach across Europe and partner with other tech/telcos to unlock and grow value

North America | South America | Europe | Launched: Asia

Asia

edgepoint infrastructure — *Asia, Cell Towers*

- Asian tower platform - leveraged to strong regional growth dynamics
- Partnering with established mgmt team to build Asean tower platform
- Already assembled 9,000+ tower portfolio via 5 acquisitions
- Ability to apply DigitalBridge playbook from other markets and prior investment cycles

AGILE DATA CENTERS — *Asia, Hyperscale Data Centers*

- Asia Pacific hyperscale platform
- Backing experienced mgmt team to capitalize on persistent, strong growth in cloud infrastructure demand across AsiaPac region

PCCW® 電訊盈科 DATA CENTERS — *Asia, Hyperscale/Colo Data Centers*

- Acquiring leading Hong Kong-based data center business to anchor regional strategy
- Strong development pipeline with significant expansion capacity to serve strong regional demand from hyperscalers and large enterprises. Expanding key logos.

DIGITALBRIDGE

12

13 DCP II UPDATE DCP II current commitments reach $6.6 billion, exceeding $6.0 billion target, on strong fundraising environment Highlights Quality Relationships and Fees § 4 of 5 largest global infrastructure investors are now LPs § Strong participation from existing DCP I investors and industry-leading new logos § Currently over 50% larger than DCP I, generating long- duration, high-margin management fee revenues § Fund remains open and is set for early final close prior to YE2021 Active Investment Pipeline § Strong pipeline of digital investments globally § Fund has closed 7 platform acquisitions to-date § Over $4.0 billion committed to new acquisitions DCP I DCP II Fund Total Commitments $4.1B Current Total Commitments $6.6B Target $6.0B +$2.4B since Feb 2021 20212019 LARGEST DEDICATED DIGITAL INFRASTRUCTURE INVESTMENT PLATFORM +50%

14 Long-term contracted fee streams drive stable, predictable earnings that compound over time, similar to our digital operating revenues CONTINUING TO GROW OUR DIGITAL IM FRANCHISE + + Credit•Former the original base for growth 2019 2020 2021 $17B Digital Bridge DCP I DCP II •6 separately capitalized companies •Actively deploying Credit Liquid Note: Individual components of graph are not to scale $15.3B NEW STRATEGIES Q2 •Flagship equity fund •Now almost fully committed +30% $13B 2Q Update +$2B New Capital Formation DCPII success places on track to meet/exceed 2021 fundraising target Co Invest •An important commitment to our investors •Boosts our firepower (1) Includes ~$800M raised subsequent to 6/30/21 1

CORPORATE UPDATE – FINISH(ING) THE MISSION

DBRG is ahead of plan to finish rotation 'from diversified to digital' at over 85% digital following 2Q announcement of OED (Other Equity & Debt) portfolio sale and BRSP (CLNC) internalization

...only Wellness Infrastructure left...stay tuned



Pro Forma - August 2021
Wellness
CLNC (BRSP) Internalization 5/21
Hotels 3/21
OED Portfolio Sale 6/21
Digital
85%
Digital
2021 YTD Rotation

Other Equity & Debt (OED) Portfolio Sale

- In June, the Company agreed to sell the bulk of the remaining OED portfolio to Fortress Investment Group
- Gross proceeds of **$535M,** in the line with carrying value
- Important 'simplify' moment with >50 individual investments sold (accounting, asset mgmt, etc. savings)

BrightSpire Internalization - BRSP (former CLNC)

- In April, DBRG sold investment management contract back to BrightSpire (BRSP, publicly-traded mortgage REIT) for **$102M,** transferred 44 employees, another step in DBRG simplification
- Transaction allowed BrightSpire to chart independent strategic direction unlocking value for BRSP shareholders, +12% since deal announced.

DIGITALBRIDGE

15

JUNE 2021 REBRANDING TO DIGITALBRIDGE - INAUGURAL INVESTOR DAY

- DigitalBridge…a **new name** with a rich heritage. Introduce the **fastest-growing global digital infra REIT**, a business with unique characteristics
  - Operating DNA
  - Access to institutional capital
  - Levered to strong, secular industry tailwinds
- New **logo** DIGITALBRIDGE
- New NYSE ticker: **DBRG**
- Present our executive management's team unique digital expertise, developed over the last 25+ years
  - **Meet the broadest, deepest team singularly focused on the massive opportunity in digital infrastructure**

THE DIGITALBRIDGE DIFFERENCE

Established Category Leader	Challenging the Status Quo
Trusted Financial Partner	Strong Entrepreneurial Drive
Compound Value for Investors	Make a difference
Growing Markets	Resilient Markets

INVESTOR DAY MICROSITE - details investment strategy across verticals and introduction to key mgmt. team and operating partners


DigitalBridge
Investor Day 2021

DIGITALBRIDGE
16

17 2020 ESG REPORT RELEASED ESG Focused on ESG issues where we can have the greatest impact AND which are most important to our stakeholders – our DB “Top Five” 1. Climate change: Energy efficiency, GHG emissions & physical climate risks 2. Diversity, Equity & Inclusion on our management teams and Boards 3. Workplace health and safety 4. FCPA, anti-bribery/anti-corruption 5. Privacy and data security Highlights DigitalBridge commitment to a shared future and achieving measurable results § Published 2020 Annual Report, “Accelerating Our Impact” which details DBRG’s approach to responsible investment, highlights our 2020 achievements and outlines our goals for 2021 and beyond § Announced science-based Net Zero 2030 Commitment, which has been broadly embraced by all of our portfolio companies, and also joined the Net Zero Asset Managers Initiative § Tangible early progress on ESG programs at the portfolio companies § Three portfolio companies have been certified as Carbon Neutral § Bi-monthly “all hands” calls with ESG leadership at each portfolio company driving results and progress

18Strictly Private and Confidential 3 2Q FINANCIAL RESULTS

19 2Q21 SUMMARY RESULTS (1) Includes Digital Operating and Digital Investment Management segments. Excludes Digital Other segment. ($ millions except per share & AUM) 2Q20 1Q21 2Q21 Y/Y% Total Company Consolidated Revenues $67.9 $220.6 $237.2 +249% Adjusted EBITDA (DBRG OP Share) ($5.2) $12.5 $15.2 N/M Core FFO ($37.2) ($10.0) ($4.8) per share ($0.07) ($0.02) ($0.01) Net Income (DBRG Shareholder) ($2,042.8) ($264.8) ($141.3) per share ($4.33) ($0.56) ($0.29) AUM ($B) $45.7 $46.1 $48.4 +6% % Digital 47% 69% 72% +25% Legacy Monetizations $93 $96 $231 N/M Core Digital Segments(1) Consolidated Revenues $62.9 $220.3 $236.0 +275% DBRG share of Revenues $29.3 $54.2 $66.0 +126% Consolidated FRE / Adjusted EBITDA $25.9 $100.5 $107.6 +316% DBRG Share of FRE / Adjusted EBITDA $12.6 $25.6 $31.1 +146% Core FFO $10.9 $16.2 $20.1 +85% AUM ($B) $21.6 $32.0 $34.9 +62% N/M N/M Note: Historical comparative figures have been recast to exclude the results of discontinued operations except for AUM and legacy monetizations.

20 $16.6 $82.3 $82.0 $9.3 $18.2 $25.6 $25.9 $100.5 $107.6 41% 46% 46% 2Q20 1Q21 2Q21 Digital Operating Digital FRE Combined Margin $42.0 $189.2 $189.1 $20.9 $31.1 $46.9 $62.9 $220.3 $236.0 2Q20 1Q21 2Q21 Digital Operating Digital IM DIGITAL EARNINGS SUMMARY Consolidated Digital FRE / Adjusted EBITDA(1)Core Digital Revenues(1) (1) Includes Digital Operating and Digital Investment Management segments. Excludes Digital Other segment. (2) Excludes $4.5M of incentive fee income and includes $8.2M of catch-up fees earned during 2Q21, which are customary fees paid on newly raised 3rd party capital as if it were raised on the first closing date. Consolidated Digital Revenues increased to $236M in 2Q21, driven by new fees raised by DCP II and realized incentive fees on Listed Securities products Consolidated Digital FRE and Adjusted EBITDA increased to $108M during 2Q21, also led by new DCP II fees ($ in millions) ($ in millions) 100% 69% 69% 20% 17% 17% DBRG % Digital IM Digital Operating 100% 69% 69% 20% 17% 17% Y/Y Y/Y 2

SIMPLIFICATION OF COST STRUCTURE AND G&A

As part of the Digital Transformation, the Company has completed strategic divestitures and undergone cost rationalization efforts that have significantly decreased G&A to operate more efficiently

Total G&A[1]



($s in millions)
$219
Digital, $49
Non-Digital, $169
$151
Digital, $63
Non-Digital, $88
$135
Digital, $65
Non-Digital, $70
2020 G&A
1Q21 Annualized G&A
1H21 Annualized G&A

Headcount Rotation



Non-Digital & Corporate
300
201
132
2020 EOY
1Q-2021 (ex.DiscOps)
2Q-2021 (ex.DiscOps)

Rationalizing Global Footprint



# of Offices
16
11
8
2020 EOY
1Q-2021 (ex.DiscOps)
2Q-2021 (ex.DiscOps)

(1) Digital G&A is presented on a consolidated basis inclusive of Wafra's share, but excludes Digital Operating G&A given it is not a direct cost incurred by the Company. 2Q21 annualized G&A excludes G&A related to divested segments (Hospitality, BRSP (CLNC) investment management, and Wellness) and discontinued operations (the majority of the Other segment).

DIGITALBRIDGE
21

STABLE TO SIGNIFICANT GROWTH...

Investment Management

Digital investment management continued growth driven by the investment in professionals to support future capital raising and product growth

Managed to generate consistent revenues and earnings with growth now beginning to manifest



Annualized Digital Fee Revenues
$76M
$79M
$85M
$100M
$124M
$137M
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21 1



Annualized Digital IM FRE
$40M
$38M
$40M
$41M
$62M
$70M
1Q20
2Q20
3Q20
4Q20 2
1Q21 2
2Q21 1

Digital Operating (DBRG OP)

Steady and strong growth in revenues and earnings due to continued rotation of DBRG's balance sheet into high quality digital assets

Notably Vantage SDC in July 2020 and zColo in December 2020



Annualized Digital Operating Revenues
$36M
$34M
$62M
$84M
$131M
$131M
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21 3



Annualized Digital Operating EBITDA
$13M
$13M
$28M
$39M
$56M
$55M
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21 3

(1) Annualization excludes $4.5M of incentive fee income and run-rate fees from $827M of FEEUM raised after 6/30/21 but includes $8.2M of catch-up fees earned during 2Q21, which are customary fees paid on newly raised 3rd party capital as if it were raised on the first closing date.
(2) 4Q20 FRE adjusted to add back a $5.7M one-time outperformance incentive for DCP II capital raising; 1Q21 adjusted to remove a $2.7M benefit from reversing unused portions of the one-time incentive.
(3) Represents annualized 1H21 results

DIGITALBRIDGE
22

TWO POWERFUL HIGH-GROWTH REVENUE AND EARNINGS STREAMS

Investment Management

Digital IM revenue and FRE is anticipated to grow rapidly as DigitalBridge continues to expand the magnitude and scope of its investment products

Based on our longer-term view of product offerings and fundraising expectations, we target **2023 FRE of $110M to $140M and see a path to $140M to $200M in 2025**



Digital Fee Revenues
Mid Teens
Projected
Annual Growth (1)
$73M
$155M
$145M
$230M
$180M
$300M
$240M
RANGE
1H21 Actual
FY2021 Guidance
FY2023 Target
FY2025 Framework



Digital IM FRE
High Teens
Projected
Annual Growth (1)
$44M
$95M
$90M
$140M
$110M
$200M
$140M
RANGE
1H21 Actual
FY2021 Guidance
FY2023 Target
FY2025 Framework

Digital Operating (DBRG OP)

Significant growth to 2023 targets will be achieved primarily through new acquisitions with **$1.5B to 1.75B anticipated deployment** from recycling capital from legacy business units

Incremental growth through 2025 through organic growth, bolt-on acquisitions and new investments



Digital Operating Revenues
Organic growth and acquisitions to drive significant growth
$65M
$140M
$130M
$500M
$400M
$600M
$500M
RANGE
1H21 Actual
FY2021 Guidance 2
FY2023 Target
FY2025 Framework



Digital Operating EBITDA
Organic growth and acquisitions to drive significant growth
$28M
$60M
$55M
$225M
$175M
$275M
$225M
RANGE
1H21 Actual
FY2021 Guidance 2
FY2023 Target
FY2025 Framework

(1) Based on approximate growth rates from annualized 2Q21 to 2025 framework
(2) Represents solely full year contributions of existing investments without consideration of new deployment.

DIGITALBRIDGE
23

$500M CORPORATE SECURITIZATION LOWERS DBRG COST OF CAPITAL

LAUNCHED AND SUCCESSFULLY PLACED A FIRST-OF-ITS-KIND FUND FEE SECURITIZATION

- **LOWER COST OF CAPITAL:** Successful rotation into high quality digital earnings positions capital structure to be competitive; early use - taking out $86M of 7.5% preferreds
- **LONGER-DURATION FINANCING:** Revolving variable funding notes (VFN) replace revolver, extending maturity from early 2022 to late 2026
- **FIRST DIGITALBRIDGE INVESTMENT GRADE RATING:** Class A-2 Notes received a BBB rating from Kroll Bond Rating Agency
- **VEHICLE FOR GROWTH:** Ability to issue additional notes as Digital business grows, subject to rating agency confirmation

Class	Balance ($M)	Format	Kroll Rating	Exp. Maturity	Coupon
A1-VFN	200	Not Offered	N/A	5.2 yrs	3mL + 3.0%
A2-Term Note	300	144A	BBB	5.2 yrs	**3.933%**
Class A Total	500				

DigitalBridge's journey in the institutional debt market started in 2004

Pioneering Digital Infrastructure Financings

DigitalBridge has executed

16 securitizations totaling **~$7B** to-date

First of its kind…

- Fund Fee Securitization (DBRG)
- Hyperscale and Enterprise Data Center Securitizations (Vantage and DataBank)
- Small Cell Securitization (ExteNet)

GTP's first wireless tower securitization in 2007 › **Successful Transition to Digital** › **Investor Familiarity with DBRG Mgmt**

7.5% ↓ 3.933%

The **DigitalBridge** difference is embedded in this financing, and our drive to innovate

DIGITALBRIDGE

24

25 4 Executing The Digital Playbook

TWO-WAY ATHLETE: DIGITALBRIDGE CAN BUY AND BUILD

BUY VS BUILD

DigitalBridge expertise as both investor and operator of digital infrastructure gives us unique capability to buy, build, or both as we launch and support the growth of our portfolio companies.

25yr + Track Record
successfully executing both buy and build-driven strategies is a key differentiator…especially relative to financial sponsors new to the sector

Flexible approach
allows DigitalBridge to optimize capital allocation decisions in each situation. Many investments benefit from buy AND build over lifecycle

Generates Alpha
as portfolio companies benefit from DBRG strategic M&A capabilities AND/OR access to capex funding for best projects, ultimately driving higher returns for investors

Buy vs. Build

- Replacement cost / feasibility
- Evolution of market cycles
- Uniqueness / Ability to scale rapidly


Market Price Replacement Cost Multiple
3x
2x
1x
0
BUILD
BUY
FOCUSED
Superior build economics
OPPORTUNISTIC
At near or below replacement cost
TIME

DIGITALBRIDGE
26

27 BUY – STRATEGIC M&A IS A CORE CAPABILITY AT DIGITALBRIDGE Accelerating value creation, from large-scale investments that establish new platform…to accretive M&A supporting continued portfolio company growth Buy When:- Ability to execute ‘carve outs’ vsBUY BUILD Proprietary Deal flow DigitalBridge global network of relationships drives unique market insight and access to deals Capital Markets Expertise Track record arranging/refi financing adds tangible value to portfolio companies (lower rates, more capital) Access to Capital Institutional capital formation capability in the Digital Infrastructure sector is second-to-none Bolt-Ons – Accretive M&A § Efficient expansion into new geos § Improve customer experience at new and existing logos § Scale rapidly § Leverage platform – overhead savings § Key Value add for portfolio companies Platform Investing – A Base To Build On § Acquire leading, high-quality businesses – Focus on scalability § Attracts best, most-qualified management teams § Infrastructure that can support growth, market leading systems

BUY VS BUILD

BUILD – THE EXPERTISE TO MAKE OUR VISION A REALITY

DigitalBridge companies are always building – delivering for customers cements strong relationships and generates superior returns for investors, especially when markets are elevated

Superior Economics
Returns from building are generally superior, particularly when markets are elevated

Follow The Logos
Great customer relationships drive DBRG build decisions. Where, when, and what to build are all informed by steady feedback

We Are Builders
DigitalBridge management teams have multi-decade track records managing construction, adding value from the ground up

New Site Construction

- Market Analysis
- Site Selection
- Site Acquisition
- Zoning / Permitting
- Construction
- Site Acceptance (by Carrier/Operator)
- Site Installation (by carrier/Operator)
- Maintenance

DigitalBridge Builds Across all Subsectors of Digital Infra Globally

DATABANK



SLC5 Data Center

verticalbridge



2021 on track to build +360 sites

VANTAGE DATA CENTERS



V6 Data Center

beanfield METROCONNECT



Beanfield builds its own infrastructure

DIGITALBRIDGE

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BUY VS BUILD

WHY IS BUILDING SO CRITICAL TODAY?

Public and private market multiples are elevated today, improving the relative 'value prop' of building while at the same time there is a growing need for new investment to support customer growth

BUY: Elevated Market Multiples

RECENT M&A TRANSACTIONS

US Data Centers	Nordic Data Centers	European Towers
~26x EBITDA	~33x NOI	~28x EBITDA

DIGITAL INFRASTRUCTURE FORWARD MULTIPLES[1]


18.4x
18.3x
18.7x
22.0x
25.9x
26.6x
2016
2017
2018
2019
2020
2021

composite average: AMT, CCI, EQIX, SBAC, DLR, COR

BUILD: Investing to support customer growth

TOTAL HYPERSCALE CAPEX

1Q 2020 **$32B** → 1Q 2021 **$38B**


+78%
+35%
+20%
+81%
1Q20
1Q21
amazon
Microsoft
facebook
ORACLE

Source: Capital IQ, February 2021

DIGITALBRIDGE
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30 WHERE ARE WE BUILDING EUROPE ASIA NORTH AMERICA LATAM

CASE STUDY – DATABANK SLC (SALT LAKE CITY)

DATABANK

DigitalBridge portfolio company DataBank is building actively across the US, adding to its 64 data centers serving edge colocation customers nationwide. Salt Lake City (SLC) is an emerging cloud-centric market where we are building…

INVESTMENT BACKGROUND

- DataBank entered the Salt Lake City market in 2017 with the acquisition of C7 Data Centers (SLC 1 – 3)
- Salt Lake City's "Silicon Slopes" technology sector employment has grown at 2x the national average over the past 10 years
- Alternative to expensive data centers in Los Angeles, Santa Clara, San Jose, and San Francisco

BUY vs BUILD

SALT LAKE CITY BUILD RATIONALE

- Success Based Capex - strong demand drove the need to expand
- Built and developing

LEASED	SLC 4 Complete 2019
LEASED	SLC 5 Complete 2020
LEASED	SLC 6/7 Design Phase

BUILD MULTIPLE ON STABILIZED
EBITDA BELOW 10x

vs. Industry precedent transaction multiples of **21.7x** and recent take private at **26x**

SLC 5 Campus



SLC 4 Campus



SLC4
NE Customer, Employee Gate
Front Door
SLC5
SLC6 (future)
SLC7 (future)
SLC3
Substation
SLC2
SE Vehicle Gate
KEY
DATA HALLS
UPS ROOMS
OFFICE
GENERATORS
CIRCULATION

Campus with modular design drives cost synergies

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32 WHY DBRG? CEO 2Q Checklist Secular Tailwinds Around Connectivity 25+ years Investing and Operating Digital Assets Converged Vision with Exposure to Entire Digital Ecosystem Continue to Build Digital IM Franchise DCPII exceeded target hitting $6.6B…and we are not done yet Invest In High Quality Digital DCP II with 7 platform investments already, building actively on a global basis Finish The Mission (Rotation To Digital) 85% rotated, new name/brand to reflect a business transformed ESG 2020 ESG report outlines significant program designed to generate tangible results Fast-growing Digital REIT. New management building the next great digital infra platform

33 5 Q&A SESSION

NON-GAAP RECONCILIATIONS

Core Funds from Operations *(in thousands, except per share)*	**Total DBRG for the Three Months Ended** June 30, 2021	March 31, 2021	June 30, 2020	**Core Digital Segments[3] for the Three Months Ended** June 30, 2021	March 31, 2021	June 30, 2020
Net income (loss) attributable to common stockholders	$ (141,260)	$ (264,806)	$ (2,042,790)	$ 11,724	$ (3,195)	$ (2,204)
Net income (loss) attributable to noncontrolling common interests in Operating Company	(14,980)	(27,896)	(225,057)	1,240	(336)	(241)
Net income (loss) attributable to common interests in Operating Company and common stockholders	(156,240)	(292,702)	(2,267,847)	12,964	(3,531)	(2,445)
Adjustments for FFO:						
Real estate depreciation and amortization	150,458	184,762	131,722	115,311	120,414	25,774
Impairment of real estate	242,903	106,077	1,474,262	-	-	-
Loss (gain) from sales of real estate	(2,969)	(38,102)	4,919	-	-	-
Less: Adjustments attributable to noncontrolling interests in investment entities	(162,021)	(188,496)	(329,601)	(96,156)	(100,245)	(20,595)
FFO	72,131	(228,461)	(986,545)	32,119	16,638	2,734
Additional adjustments for Core FFO:						
Adjustment to BRSP cash dividend	(40,165)	55,648	328,222	-	-	-
Equity-based compensation expense	11,642	19,299	10,152	2,093	1,841	978
Straight-line rent revenue and expense	(2,309)	17,225	(5,240)	(797)	(1,018)	1,410
Amortization of acquired above- and below-market lease values, net	(1,498)	6,005	(531)	749	695	1,723
Debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts	10,196	45,627	10,080	2,450	1,703	-
Non-real estate fixed asset depreciation, amortization and impairment	19,996	20,563	13,390	12,938	3,813	9,327
Restructuring and transaction-related charges[1]	5,174	34,482	8,864	106	-	596
Non-real estate (gains) losses, excluding realized gains or losses within the Digital Other segment	(151,773)	267,812	740,038	196	(255)	46
Net unrealized carried interest	(6,485)	189	801	(5,688)	189	-
Tax effect on certain of the foregoing adjustments	(42,536)	(17,657)	(3,092)	(67,047)	(12,527)	(3,092)
Less: Adjustments attributable to noncontrolling interests in investment entities	146,687	(218,328)	(182,607)	42,961	5,084	(2,864)
Less: CFFO from discontinued operations	(25,874)	(12,391)	29,242	-	-	-
Core FFO	$ (4,814)	$ (9,987)	$ (37,226)	$ 20,080	$ 16,163	$ 10,858
Core FFO per common share / common OP unit	$ (0.01)	$ (0.02)	$ (0.07)			
W.A. number of common OP units outstanding used for Core FFO per common share and OP unit[2]	539,287	537,033	535,938			

(1) Restructuring and non-recurring items primarily represent costs and charges incurred as a result of corporate restructuring and reorganization to implement the digital evolution. These costs and charges include severance, retention, relocation, transition, shareholder settlement and other related restructuring costs, which are not reflective of the Company's core operating performance.
(2) Calculated based on weighted average shares outstanding including participating securities and assuming the exchange of all common OP units outstanding for common shares.
(3) Includes Digital Operating and Digital Investment Management segments; excludes Digital Other.

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NON-GAAP RECONCILIATIONS

(In thousands)	Three Months Ended June 30, 2021	March 31, 2021	June 30, 2020
DBRG Share of Core Digital Revenues			
Total Revenues	$235,966	$220,322	$62,870
Less: Non-controlling interest	(169,935)	(166,133)	(33,608)
DBRG pro-rata share of Revenues	**$66,031**	**$54,189**	**$29,262**
Digital Investment Management FRE Determined as Follows			
Digital Investment Management Net Income (loss)	$15,786	$7,663	$2,424
Adjustments:			
Depreciation and amortization	6,298	8,911	6,605
Compensation expense—equity-based	1,837	1,533	682
Compensation expense—carried interest and incentive	8,266	(33)	-
Administrative expenses—straight-line rent	50	(2)	16
Administrative expenses—placement agent fee	6,959	59	-
Incentive/performance fee income	(4,489)	-	-
Equity method earnings (losses)	(11,203)	195	(277)
Other gain (loss), net	(119)	(165)	8
Income tax (benefit) expense	2,236	7	(151)
Investment and services expense	-	32	-
Digital Investment Management FRE / Adjusted EBITDA	**$25,621**	**$18,200**	**$9,307**
Fee income	$42,300	$31,065	$20,293
Other income	84	54	552
Compensation expense—cash	(14,426)	(10,852)	(9,208)
Administrative expenses	(2,337)	(2,067)	(2,330)
Fee related earnings	**$25,621**	**$18,200**	**$9,307**
DBRG pro-rata share of FRE	**$17,449**	**$11,645**	**$9,307**

(In thousands)	Three Months Ended June 30, 2021	March 31, 2021	June 30, 2020
Digital Operating Adjusted EBITDA Determined as Follows			
Net income (loss) from continuing operations	($10,850)	($64,260)	($21,262)
Adjustments:			
Interest expense	29,272	31,133	8,170
Income tax (benefit) expense	(66,788)	(12,268)	(2,673)
Depreciation and amortization	126,227	122,220	28,571
EBITDAre:	**77,861**	**76,825**	**12,806**
Straight-line rent expenses and amortization of above- and below-market lease intangibles	(98)	(399)	1,837
Compensation expense - equity-based	308	308	296
Installation Services	576	880	493
Transaction, restructuring & integration costs	2,999	4,670	1,141
Other gain/loss, net	349	-	-
Adjusted EBITDA	**$81,995**	**$82,284**	**$16,573**
DBRG pro-rata share of Adjusted EBITDA	**$13,612**	**$13,918**	**$3,318**

(In thousands)	Three Months Ended June 30, 2021	March 31, 2021	June 30, 2020
Firm-Wide Adjusted EBITDA			
Core FFO	($4,814)	($9,987)	($37,226)
Less: Earnings of equity method investments	(6,216)	(4,440)	-
Plus: Preferred dividends	18,516	18,516	18,516
Plus: Core interest expense	11,834	12,387	12,625
Plus: Core tax expense	(8,224)	(5,613)	891
Plus: Non pro-rata allocation of income (loss) to NCI	223	201	-
Plus: Placement fees	4,767	40	-
Less: Realized carried interest/incentive fees	(1,565)	11	-
Plus: Installation services	692	1,393	(18)
Adjusted EBITDA:	**$15,213**	**$12,508**	**($5,212)**

Note: Prior to the second quarter of 2021, the fee income in Digital Investment Management and fee expense in Digital Operating and Digital Other were eliminated within the respective segments. Effective the second quarter of 2021, the eliminated adjustments are not included in the respective segments.

DIGITALBRIDGE
35

36 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. FFO: The Company calculates funds from operations (FFO) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) extraordinary items, as defined by GAAP; (ii) gains and losses from sales of depreciable real estate; (iii) impairment write-downs associated with depreciable real estate; (iv) gains and losses from a change in control in connection with interests in depreciable real estate or in-substance real estate, plus (v) real estate-related depreciation and amortization; and (vi) including similar adjustments for equity method investments. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity method investments, as well as equity and debt securities, as applicable. Core FFO: The Company computes core funds from operations (Core FFO) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) equity-based compensation expense; (ii) effects of straight-line rent revenue and expense; (iii) amortization of acquired above- and below-market lease values; (iv) debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts; (v) non-real estate depreciation, amortization and impairment; (vi) restructuring and transaction-related charges; (vii) non-real estate loss (gain), fair value loss (gain) on interest rate and foreign currency hedges, and foreign currency remeasurements except realized gain and loss from the Digital Other segment; (viii) net unrealized carried interest; and (ix) the tax effect on certain of the foregoing adjustments. The Company’s Core FFO from its interest in BrightSpire Capital, Inc. (NYSE: BRSP) represented the cash dividends declared in the reported period. The Company excluded results from discontinued operations in its calculation of Core FFO and applied this exclusion to prior periods. Beginning with the first quarter 2021, the Company revised the computation of Core FFO and applied this revised computation methodology to prior periods presented. FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs, and such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO exclude depreciation and amortization and capture neither the changes in the value of the Company’s properties that resulted from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. FFO and Core FFO should be considered only as supplements to GAAP net income as a measure of the Company’s performance. Additionally, Core FFO excludes the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance DigitalBridge Operating Company, LLC (DBRG OP): DBRG OP is the operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. The Company is the sole managing member of, and directly owns approximately 90% of the common units in, DBRG OP. The remaining common units in DBRG OP are held primarily by current and former employees of the Company. Each common unit is redeemable at the election of the holder for cash equal to the then fair value of one share of the Company’s Class A common stock or, at the Company’s option, one share of the Company’s Class A common stock. DBRG OP share excludes noncontrolling interests in investment entities. Throughout this presentation, consolidated figures represent the interest of both the Company (and its subsidiary, the “DBRG OP”) and noncontrolling interests. Figures labeled as DBRG OP share represent the Company’s pro-rata share. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): The Company calculates Adjusted EBITDA by adjusting Core FFO to exclude cash interest expense, preferred dividends, tax expense or benefit, earnings from equity method investments, placement fees, realized carried interest and incentive fees and revenues and corresponding costs related to installation services. The Company uses Adjusted EBITDA as a supplemental measure of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and noncash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (“FRE”) / Adjusted EBITDA: The Company calculates FRE / Adjusted EBITDA for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense (excluding equity-based compensation), administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. FRE / Adjusted FRE is presented prior to the deduction for Wafra's 31.5% interest. Assets Under Management (AUM): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the reporting date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the reporting date. AUM further includes uncalled capital commitments, but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Fee-Earning Equity Under Management (FEEUM): Equity for which the Company provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers.

37